Exhibit 21

Name	Jurisdiction In Which Organized	Owner of Shares (Unless Otherwise Noted, Ownership is 100%
Coca-Cola Enterprises Inc. (“CCE”)	Delaware	N/A
    Trade names:

        The Angleton Coca-Cola Bottling Company
        The Atlanta Coca-Cola Bottling Company
        Atlanta Ice Makers
        Austin Coca-Cola Bottling Company
        Beaumont Coca-Cola Bottling Company
        The Brenham Coca-Cola Bottling Company
        Brevard Coca-Cola Bottling Company
        Brooksville Coca-Cola Bottling Company
        CCE Bottling Group
        CCE-South
        Coca-Cola Bottling Company of Cody
        Coca-Cola Bottling Company of Colorado/Northern Wyoming
        Coca-Cola Bottling Company of Gillette
        Coca-Cola Bottling Company of Goodland
        Coca-Cola Bottling Company of Greeley
        Coca-Cola Bottling Company of Miami
        Coca-Cola Bottling Company of New England
        The Coca-Cola Bottling Company of New Iberia
        Coca-Cola Bottling Company of North Texas
        Coca-Cola Bottling Company of Northern Wyoming
        The Coca-Cola Bottling Company of Paris
        Coca-Cola Bottling Company of Providence
        Coca-Cola Bottling Company of Riverton
        Coca-Cola Bottling Company of Sheridan
        The Coca-Cola Bottling Company of Sherman
        Coca-Cola Bottling Company of the Virgin Islands (St. Croix)
        Coca-Cola Bottling Company of the Virgin Islands (St. Thomas)
        Coca-Cola Bottling Company of West Point/LaGrange
        Coca-Cola Enterprises Bottling Companies
        Colorado Coca-Cola Bottling Company
        Colorado Springs Coca-Cola Bottling Company
        The Conroe Coca-Cola Bottling Company
        Dallas Coca-Cola Bottling Company
        Daytona Coca-Cola Bottling Company
        Denver Coca-Cola Bottling Company
        Dr Pepper Bottling Company of New Orleans
        The El Campo Coca-Cola Bottling Company
        Enterprises Media
        Evangeline Coca-Cola Bottling Company
        Florida Coca-Cola Bottling Company
        Ft. Myers Coca-Cola Bottling Company
        Ft. Pierce Coca-Cola Bottling Company
        Gainesville Coca-Cola Bottling Company
        Highlands Coca-Cola Bottling Company
        Houston Coca-Cola Bottling Company
        Hygeia Coca-Cola Bottling Company
        Jacksonville Coca-Cola Bottling Company
        Lamar Coca-Cola Bottling Company
        The Louisiana Coca-Cola Bottling Company, Limited
        The Mid-Atlantic Coca-Cola Bottling Company

        Ocala Coca-Cola Bottling Company
        Orlando Coca-Cola Bottling Company
        Pueblo Coca-Cola Bottling Company
        Punta Gorda Coca-Cola Bottling Company
        Rome Coca-Cola Bottling Company
        Sarasota Coca-Cola Bottling Company
        St. Petersburg Coca-Cola Bottling Company
        Tallahassee Coca-Cola Bottling Company
        Tampa Coca-Cola Bottling Company
        Tyler Coca-Cola Bottling Company
        Valdosta Coca-Cola Bottling Company
Waco Coca-Cola Bottling Company
CCT Acquisition Corporation, Inc. ("CCT")	Delaware	CCE
Roddy Coca-Cola Bottling Company, Inc.	Tennessee	CCT
Trade names: Dr Pepper Bottling Company of Knoxville Dr Pepper Company of Knoxville Knoxville Coca-Cola Bottling Company
BCI Coca-Cola Bottling Company of Los Angeles	Delaware	CCE
    Trade names:

        Coca-Cola Bottling Company of California
        Coca-Cola Bottling Company of Cathedral City
        Coca-Cola Bottling Company of Eureka, California
        Coca-Cola Bottling Company of Hawaii
        Coca-Cola Bottling Company of Imperial Valley
        Coca-Cola Bottling Company of Klamath Falls
        Coca-Cola Bottling Company of Las Vegas
        Coca-Cola Bottling Company of Los Angeles
        Coca-Cola Bottling Company of Northern California
        Coca-Cola Bottling Company of Oregon
        Coca-Cola Bottling Company of Port Angeles
        Coca-Cola Bottling Company of San Diego
        Coca-Cola Bottling Company of Southern California
        Coca-Cola Bottling Company of Spokane
        Coca-Cola Bottling Company of Washington
        Coca-Cola Enterprises Bottling Companies
        Diamond Head Beverages
        Enterprises Media
        Medford Coca-Cola Bottling Company
        Pacific Coca-Cola Bottling Company
        Pacific Coca-Cola Bottling Company of Marysville
        Phoenix Coca-Cola Bottling Company
        Prescott Coca-Cola Bottling Company
Yuma Coca-Cola Bottling Company

Johnston Coca-Cola Bottling Group, Inc.	Delaware	CCE
    Trade names:

        The Akron Coca-Cola Bottling Company
        Alabama Coca-Cola Bottling Company
        Bluegrass Coca-Cola Bottling Company
        Burlington Coca-Cola Bottling Company
        Central States Coca-Cola Bottling Company
        Centralia Coca-Cola Bottling Company
        Champaign Coca-Cola Bottling Company
        Cincinnati Coca-Cola Bottling Company
        Circleville Coca-Cola Bottling Company
        Coca-Cola Bottling Company of Bloomington
        The Coca-Cola Bottling Company of Cedar Rapids
        Coca-Cola Bottling Company of Columbus
        Coca-Cola Bottling Company of Eastern Great Lakes
        Coca-Cola Bottling Company of Louisville
        Coca-Cola Bottling Company of Michigan
        The Coca-Cola Bottling Company of Mid-America
        Coca-Cola Bottling Company of Minot
        Coca-Cola Bottling Company of Mt. Pleasant
        Coca-Cola Bottling Company of Muskegon
        The Coca-Cola Bottling Company of Northern Ohio
        Coca-Cola Bottling Company of Ohio
        Coca-Cola Bottling Company of Ohio/Kentucky
        Coca-Cola Bottling Company of Ottumwa
        The Coca-Cola Bottling Company of Paducah/Hopkinsville
        Coca-Cola Bottling Company of Port Huron
        Coca-Cola Bottling Company of St. Louis
        Coca-Cola Bottling Company of Toledo
        Coca-Cola Enterprises — Atlanta Region
        Coca-Cola Enterprises Bottling Companies
        Danville Coca-Cola Bottling Company
        Dayton Coca-Cola Bottling Company
        Decatur Coca-Cola Bottling Company
        Dr Pepper Bottling Company of Detroit
        DuQuoin Coca-Cola Bottling Company
        Elyria Coca-Cola Bottling Company
        Enterprises Media
        Erie Coca-Cola Bottling Company
        Evansville Coca-Cola Bottling Company
        Findlay Coca-Cola Bottling Company
        Galesburg Coca-Cola Bottling Company
        Great Lakes Canning
        Hopkinsville Coca-Cola Bottling Company
        Jasper Coca-Cola Bottling Company
        Johnston Coca-Cola Bottling Company
        Lincoln Coca-Cola Bottling Company
        Louisville Coca-Cola Bottling Company
        Mansfield Coca-Cola Bottling Company
        Mid-America Packaging Company
        Mid-States Coca-Cola Bottling Company
        Midwest Coca-Cola Bottling Company
        Newark Coca-Cola Bottling Company
        Olney Coca-Cola Bottling Company
        Peoria Coca-Cola Bottling Company
        Peru Coca-Cola Bottling Company
        Portsmouth Coca-Cola Bottling Company
        Springfield Coca-Cola Bottling Company
        Twinsburg Production
Youngstown Coca-Cola Bottling Company

The Laredo Coca-Cola Bottling Company, Inc.	Texas	CCE
Trade names: Enterprises Media McAllen Coca-Cola Bottling Company Valley Coca-Cola Bottling Company
The Coca-Cola Bottling Company of Memphis, Tenn.	Delaware	CCE
    Trade names:

        CCE Bottling Group
        CCE-South
        Canners of Eastern Arkansas
        Coca-Cola Bottling Company of Arkansas
        The Coca-Cola Bottling Company of Brownsville
        Coca-Cola Bottling Company of Clarksdale
        Coca-Cola Bottling Company of Flippin
        Coca-Cola Bottling Company of Greenville
        Coca-Cola Bottling Company of Little Rock
        Coca-Cola Bottling Company of Marianna
        Coca-Cola Bottling Company of Mississippi
        Coca-Cola Bottling Company of Morrilton
        Coca-Cola Bottling Company of Sardis
        Coca-Cola Bottling Company of Searcy
        Coca-Cola Bottling Company of West Plains
        Coca-Cola Enterprises Bottling Companies
        Enterprises Media
Jonesboro Coca-Cola Bottling Company
The Coca-Cola Bottling Company of New York, Inc.	Delaware	CCE
    Trade names:

        Coca-Cola Bottling Company of Albany
        Coca-Cola Bottling Company of Glens Falls
        Coca-Cola Bottling Company of Greenfield
        Coca-Cola Bottling Company of New England
        Coca-Cola Bottling Company of Oneonta
        Coca-Cola Bottling Company of Pittsfield
        Coca-Cola Bottling Company of Rutland
        Coca-Cola Bottling Company of Syracuse
        Coca-Cola Bottling Company of Utica
        Coca-Cola Bottling Company of Watertown
Coca-Cola Enterprises Bottling Companies
Ouachita Coca-Cola Bottling Company, Inc. (“Ouachita”)	Louisiana	CCE
Trade names: Alexandria Coca-Cola Bottling Company, Ltd.
Coca-Cola Bottling Company of South Arkansas	Arkansas	Ouachita
Texas Bottling Group, Inc. (“TBG”)	Nevada	CCE

Coca-Cola Bottling Company of the Southwest	Nevada	TBG
Trade names: San Antonio Coca-Cola Bottling Company Victoria Coca-Cola Bottling Company
Bottling Holdings (International) Inc. (“BHI”)	Delaware	CCE
Coca-Cola Enterprises Holdings Inc. (“CCEH”)	Delaware	BHI
Bottling Holdings (Netherlands) BV (“BHN”)	Netherlands	CCEH
Coca-Cola Enterprises Nederland BV	Netherlands	BHN
Coca-Cola Enterprises Holdings Netherlands BV (“CCEHBV”)	Netherlands	BHN
Coca-Cola Enterprises Belgium SPRL (“CCEB”)	Belgium	CCEHBV (79%)/BHN (21%)
Enterprises KOC Acquisition Company (“KOC”)	Canada	CCEB
Coca-Cola Bottling Company	Canada	KOC
Soutirages Luxembourgeois SARL (“SL”)	Luxembourg	BHN
Coca-Cola Enterprises Services SPRL	Belgium	SL
CCE Investments SARL (“CCEI”)	Luxembourg	SL
Coca-Cola Enterprises (Canada) Bottling Finance Company	Canada	CCEI
Bottling Holdings France SNC (“BHF”)	France	BHN
Coca-Cola Entreprise SAS	France	BHF
Coca-Cola Production SA	France	BHI
Coca-Cola Enterprises UK Limited (“CCEUK”)	Great Britain	BHI
Coca-Cola Enterprises Great Britain plc (“CCEGB”)	Great Britain	CCEUK
Amalgamated Beverages Great Britain Limited (“ABGB”)	Great Britain	CCEGB
Coca-Cola & Schweppes Beverages Limited	Great Britain	ABGB